Exhibit 10.4

PREPARED BY:

Harold A. Hagen, Esq.	)
Bryan Cave LLP	)
333 Market Street, 25th Floor	)
San Francisco, CA 94105)

ASSUMPTION AGREEMENT

This Assumption Agreement (“Assumption Agreement” or “Agreement”) is made this 9th of March, 2012, by U.S. BANK NATIONAL ASSOCIATION, as Trustee for the registered holders of J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-K702 (“Noteholder”), WC/TP SPRING CREEK, LLC, a Delaware limited liability company (“Borrower”), JOHN A. WENSINGER, an individual (“Original Guarantor”), SIR SPRING CREEK, LLC, a Delaware limited liability company (“Assumptor”), STEADFAST INCOME REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“OP”) and STEADFAST INCOME REIT, INC., a Maryland corporation (“SIR” and, together with OP, jointly and severally, “New Guarantor”). Borrower, Original Guarantor, Assumptor and New Guarantor are collectively referred to herein as the “Borrower Parties.” The Borrower Parties and Noteholder are collectively referred to herein as the “Parties.”

RECITALS

A.	Noteholder’s predecessor in interest, Holliday Fenoglio Fowler, L.P., a Texas limited partnership (“Original Lender”) made a loan to Borrower in the original principal amount of Fourteen Million One Hundred Thousand and no/100 Dollars ($14,100,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of January 31, 2011, unless otherwise noted:

1.	Multifamily Note – CME (“Note”) in the original principal amount of the Loan, made by Borrower and payable to Original Lender, said Note having been endorsed by Original Lender to the Federal Home Loan Mortgage Corporation, a corporation organized and existing under the laws of the United States (“Freddie Mac”) and thereafter endorsed by Freddie Mac to Noteholder. Noteholder is now the owner and holder of the Note and the Loan is serviced by Wells Fargo Bank, N.A. (“Servicer”);

2.

Multifamily Mortgage, Assignment of Rents and Security Agreement (Oklahoma) executed by Borrower and given to Original Lender which secures the Note and other obligations of Borrower (“Security Instrument”), and which Security Instrument was recorded on January 31, 2011, in Book 11562 at Page 1719 with the County Clerk of Oklahoma County, State of Oklahoma (“Official Records”), the Original Lender’s interest under which was assigned to the Freddie Mac, by instrument recorded on January 31, 2011, in Book 11562 at Page 1831 in said Official Records and thereafter assigned by Freddie Mac to

Noteholder by instrument recorded on July 5, 2011, in Book 11667 at Page 986 in said Official Records. The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the “Collateral”;

3.	UCC-1 Financing Statement recorded on January 31, 2011, in Book 11562 at Page 1796 in said Official Records, naming Freddie Mac as secured party, the secured party’s interest thereunder having been assigned to Noteholder by UCC-3 Financing Statement Amendment recorded on July 5, 2011, in Book 11667 at Page 990 in said Official Records (collectively, the “County UCC”);

4.	UCC-1 Financing Statement filed on February 11, 2011, with the Delaware Department of State as File No. 2011 0517386, naming Freddie Mac as secured party, the secured party’s interest thereunder having been assigned to Noteholder by UCC-3 Financing Statement Amendment filed with the Delaware Department of State as File No. 2011 2526963 (collectively, the “State UCC”);

5.	Guaranty – CME, executed by Original Guarantor (“Guaranty”);

6.	Replacement Reserve Agreement – CME, executed by Borrower (“Replacement Reserve Agreement”);

7.	Assignment of Management Agreement and Subordination of Management Fees, executed by Borrower and Willmax Capital Management, Inc. (“Original Assignment of Management Agreement”);

8.	Repair Escrow Agreement – CME, executed by Borrower (“Repair Escrow Agreement”);

9.	Operations and Maintenance Agreement – Moisture Management Plan and Asbestos, executed by Borrower (“O&M Agreement”); and

10.	Borrower’s Certificate of Representations and Warranties executed by Borrower (“Borrower’s Certificate”).

The documents described in the foregoing paragraphs 1 through 10 and any other Loan Documents, including, in each case, any prior amendments thereto, together with this Assumption Agreement, are hereinafter collectively defined as the “Loan Documents”. The documents described in the foregoing paragraphs 1-4, 6 and 9, together with and as modified by this Assumption Agreement, are hereinafter collectively defined as the “Assumed Loan Documents”. All defined terms not otherwise defined herein shall have the meanings given them in the Note, or if not defined therein, the Security Instrument.

B.	As of March 5, 2012:

1.	The principal balance outstanding under the Note was $13,876,940.44;

2.	Accrued interest on the Note has been paid through February 29, 2012;

3.	The balance of Imposition Deposits held for the payment of Taxes (as provided in Section 7(a) of the Security Instrument) was $30,539.03;

4.	The balance of Imposition Deposits held for the payment of Hazard Insurance premiums or other insurance premiums (as provided in Section 7(a) of the Security Instrument) was $44,503.50;

5.	The balance in the Replacement Reserve Fund (as provided in the Replacement Reserve Agreement) was $[21,308.00];

C.	Borrower has sold and conveyed the Property and the Collateral to Assumptor, or is about to sell and convey the Property and the Collateral to Assumptor (the “Transfer”), and both parties desire to obtain from Noteholder a waiver of any right Noteholder may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

D.	Subject to the terms and conditions hereof, Noteholder is willing to consent to the Transfer, and to waive any right of acceleration of the Maturity Date of the Note upon assumption by Assumptor of all obligations of Borrower under the Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the Parties agree as follows:

1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.	Assumption Fee. As consideration for Noteholder’s execution of this Assumption Agreement and in addition to any other sums due hereunder, Borrower and Assumptor agree to pay Noteholder or Noteholder’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of $[139,132.00] (1.00% of the Loan balance), due on execution of this Assumption Agreement by Noteholder (“Assumption Fee”).

3.	Conditions Precedent. The following are conditions precedent to Noteholder’s obligations under this Assumption Agreement:

(a)	The irrevocable commitment of First American Title Insurance Company (“Title Company”) to issue a date-down endorsement and other endorsements specified by Servicer to Title Company’s Title Policy No. M1538519, dated January 31, 2011, in each case in form and substance acceptable to Noteholder and without deletions or exceptions other than as expressly approved by Noteholder in writing, insuring Noteholder that the priority and validity of the Security Instrument has not been and will not be impaired by this Assumption Agreement, the conveyance of the Property, or the transaction contemplated hereby;

(b)	Receipt and approval by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as EXHIBIT A, with signatures notarized, and otherwise in form and substance acceptable to Noteholder (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content acceptable to Noteholder;

(c)	Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;

(d)	Assumptor’s delivery to Noteholder of UCC-1 Financing Statements and UCC-3 Financing Statement Amendments in proper form for filing in the appropriate jurisdictions as determined by Noteholder, which Assumptor expressly authorizes Noteholder to file;

(e)	Execution and delivery to Noteholder by New Guarantor of a Guaranty (Multistate – Assumptions and Transfers) (“New Guaranty”) in favor of Noteholder and in form and substance acceptable to Noteholder, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Loan as more specifically set forth in the New Guaranty, along with delivery to Noteholder of such resolutions or certificates of New Guarantor as Noteholder may require, in form and content acceptable to Noteholder;

(f)	[Reserved];

(g)	Delivery to Noteholder of the organizational documents and evidence of good standing of Assumptor, its constituent parties, and of New Guarantor, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Assumptor and New Guarantor;

(h)	The representations and warranties contained herein are true and correct;

(i)	Receipt by Noteholder of a copy of Assumptor’s casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Noteholder, with the annual premium for same to be paid at closing;

(j)	Receipt by Noteholder of a copy of the special warranty deed by which title to the Property will be conveyed to Assumptor, and the purchase and sale agreement documenting the sale of the Property to Assumptor;

(k)	Receipt by Noteholder of an executed assignment of the purchaser’s interest in the purchase and sale agreement for the Property from the purchaser named therein to Assumptor;

(l)	[Intentionally deleted];

(m)	Receipt by Noteholder of a copy of the new property management agreement for the Property in form and substance, and with a manager, acceptable to Noteholder, along with an executed assignment of management agreement acceptable to Noteholder;

(n)	Noteholder shall have received an opinion of counsel to Noteholder with respect to the compliance of this Assumption Agreement, the transfer to Assumptor, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits and such other opinion letters as Noteholder’s counsel shall require;

(o)	All items on the closing checklist of Noteholder’s counsel shall be satisfied or waived by Noteholder or its counsel;

(p)	Payment of the Assumption Fee provided for in Section 2 above; and

(q)	Borrower’s or Assumptor’s reimbursement to Noteholder of Noteholder’s costs and expenses incurred in connection with this Assumption Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder’s employees, agents or independent contractors.

4.	Effective Date. The effective date of this Assumption Agreement shall be the date the Memorandum of Assumption Agreement is recorded in the Official Records (“Effective Date”).

5.	Assumption. Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument and the other Assumed Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Assumed Loan Documents and assumes all liabilities of Borrower under the Assumed Loan Documents as if Assumptor were an original signatory thereto. The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Security Instrument and the other Assumed Loan Documents. Assumptor shall henceforth be deemed to be the “Mortgagor,” “Assignor,” “Grantor,” “Indemnitor” and/or “Borrower”, as the case may be, under each of the Assumed Loan Documents. Without limiting the generality of the foregoing, Assumptor’s assumption includes the assumption of all obligations, liabilities, and waivers of Borrower set forth in the Note, including, without limitation, the liabilities of Borrower under Section 9 thereof. The foregoing assumption by Assumptor is absolute and unconditional.

6.	Partial Release of Borrower; Release of Noteholder. Noteholder hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Assumption Agreement as to acts, events or omissions occurring or obligations arising after the Effective Date; provided however, that the Parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower’s obligations including, without limitation, those set forth in Section 9 of the Note, to the extent the same arise out of or in connection with any acts, events or omissions occurring or obligations arising on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower’s obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents.

7.	Confirmation of Guaranty; Partial Release of Original Guarantor. Effective upon the Effective Date, Original Guarantor shall be released from liability under the Guaranty as to acts, events or omissions occurring or obligations arising after the Effective Date; provided, however, such release shall not apply to any acts, events or omissions which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date. Nothing contained herein is intended to limit, impair, terminate or revoke Original Guarantor’s obligations under the Guaranty to the extent the same arise out of or in connection with any acts, events or omissions occurring or obligations arising on or before the Effective Date.

8.

Release of Lender Parties and Covenant Not to Sue. Each Borrower Party, on behalf of itself and its heirs, successors and assigns, hereby releases and forever discharges Noteholder, any trustee with regard to the Loan, any servicer of the Loan, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Noteholder Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which any Borrower Party now has by reason of any cause, matter, or thing through and including the date hereof, arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing, (b) the Loan Documents, (c), the Property or Collateral, (d) any reserve and/or escrow balances held by Noteholder or any servicers of the Loan, or (e) the sale, conveyance, assignment and transfer of the Property and Collateral. Each Borrower Party, on behalf of itself and its heirs, successors and assigns, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Noteholder Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

THE RELEASE CONTAINED IN THIS SECTION 8 INCLUDES CLAIMS OF WHICH BORROWER PARTIES (INDIVIDUALLY AND COLLECTIVELY) ARE PRESENTLY UNAWARE OR WHICH BORROWER PARTIES (INDIVIDUALLY AND COLLECTIVELY) DO NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY A BORROWER PARTY WOULD MATERIALLY AFFECT ITS RELEASE OF THE NOTEHOLDER PARTIES.

BY EXECUTING THIS AGREEMENT, EACH BORROWER PARTY ACKNOWLEDGES THAT (i) THIS SECTION 8 HAS BEEN READ AND FULLY UNDERSTOOD, (ii) EACH BORROWER PARTY HAS EACH HAD THE CHANCE TO ASK QUESTIONS OF ITS COUNSEL ABOUT ITS MEANING AND SIGNIFICANCE AND (iii) EACH BORROWER PARTY HAS ACCEPTED AND AGREED TO THE TERMS SET FORTH IN THIS SECTION 8.

9.	Representations and Warranties.

(a)	Assignment. Borrower and Assumptor each hereby represents, warrants, and covenants to Noteholder and each other that Borrower has irrevocably and unconditionally transferred and assigned to Assumptor all of Borrower’s right, title and interest in and to:

(i)	The Property and the Collateral;

(ii)	The Assumed Loan Documents;

(iii)	All leases related to the Property or the Collateral;

(iv)	All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Assumptor is obtaining its own such insurance policies);

(v)	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

(vi)	All prepaid rents applicable to the period from and after the Effective Date and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

(vii)	All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.

Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Property and the Collateral to Assumptor is required under any agreement to which Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that it has been obtained and is in full force and effect.

(b)	No Defaults. Assumptor and Borrower each hereby represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Assumption Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

(c)	Loan Documents. Assumptor represents and warrants to Noteholder that Assumptor has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Loan Documents. Assumptor further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Assumptor as well as to Borrower, as though Assumptor were the borrower originally named in the Loan Documents. Assumptor further understands and acknowledges that, except as expressly provided in a writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Borrower or Assumptor under the Loan Documents and Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

(d)

Financial Statements. Assumptor represents and warrants to Noteholder that the financial statements of Assumptor and of each New Guarantor, if any, previously delivered by Borrower, Assumptor or any of such parties to Noteholder: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder. Assumptor further represents and warrants to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.

(e)	Reports. Assumptor represents and warrants to Noteholder that, to the best of its knowledge after due inquiry and investigation, all reports, documents, instruments and information delivered to Noteholder in connection with Assumptor’s assumption of the Loan: (i) are materially correct and sufficiently complete to give Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

(f)	Assumptor Location. Assumptor represents and warrants that its chief executive office (or principal residence, if applicable) is located at the address set forth in Section 14 below. Assumptor represents and warrants that its state of formation is Delaware. All organizational documents of Assumptor delivered to Noteholder are complete and accurate in every respect. Assumptor’s legal name is exactly as shown on page one of this Assumption Agreement. Assumptor shall not change Assumptor’s name or, as applicable, Assumptor’s chief executive office, Assumptor’s principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days’ prior written notice.

(g)	No Adverse Change. Assumptor and New Guarantor represent and warrant to Noteholder that since the date of the financial statements for Assumptor and New Guarantor submitted by Assumptor in connection with its application to assume the Loan, there has occurred no adverse change in the financial condition of Assumptor or New Guarantor.

(h)	No Pledge of Equity Interests. Assumptor and New Guarantor represent and warrant to Noteholder that no equity interest in Assumptor or an entity that, directly or indirectly, owns an equity interest in Assumptor has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Assumptor, directly or indirectly, in connection with Assumptor’s acquisition of the Property consists of borrowed funds.

(i)

Embargoed Person. Assumptor and New Guarantor represent and warrant that none of the funds or other assets of Assumptor or New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the USA

PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specially Designated Nationals and Specially Designated Global Terrorists (“Embargoed Person”) and further warrant and represent that no Embargoed Person has any interest of any nature whatsoever in Assumptor or New Guarantor with the result that the investment in Assumptor (whether directly or indirectly) is prohibited by law.

(j)	Authority and Enforceability. In addition to all representations and warranties in the Loan Documents, each of the Borrower Parties represents and warrants as to itself that (i) it has full power, authority, legal right and capacity to execute, deliver and perform its respective obligations under this Assumption Agreement and the other Loan Documents and enter into the purchase and sale transaction contemplated by this Agreement; (ii) the Loan Documents to which it is a party, including, without limitation, this Assumption Agreement, constitute valid, enforceable and binding obligations of such party; and (iii) as of the Effective Date, there are no counterclaims, defenses or offsets of any nature whatsoever to any of its respective obligations under the Loan Documents.

(k)	Organizational Status. Borrower and Assumptor each represent and warrant as to itself that it is (i) duly organized, validly existing and in good standing under the laws of its State of organization; and (ii) duly qualified to transact business and in good standing in the State where the Property is located.

10.	Waiver of Acceleration. Effective upon the satisfaction of, and subject to, all the terms and conditions set forth in this Assumption Agreement, Noteholder hereby consents to the sale and conveyance of the Property and Collateral and agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Assumptor; provided, however, Noteholder reserves its right under the terms of the Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Assumptor, except as permitted by the Loan Documents.

11.

Hazardous Materials. Without in any way limiting any other provision of this Assumption Agreement, Assumptor and Borrower expressly reaffirm as of the date hereof, and Assumptor reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”, provided that each such representation and warranty by Assumptor and Borrower shall be limited to Asumptor’s and Borrower’s own respective acts and knowledge; and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

12.	Multiple Parties. If more than one person or entity has signed this Assumption Agreement as Assumptor or Borrower, then all references in this Assumption Agreement to Assumptor or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

13.	Confirmation of Security Interest; Ratification. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Assumptor are subject to any security interest(s) held by Noteholder. Assumptor hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Noteholder of, and Assumptor grants pledges, assigns and conveys to Noteholder a lien on, pledge of, and security interest in, the Property pursuant to the terms of the Security Instrument, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (ii) that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Assumed Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Assumption Agreement. Borrower ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, and are true and correct with respect to Borrower, without modification, except as necessary to implement the terms and provisions of this Assumption Agreement.

14.	Notices. All notices to be given to Assumptor pursuant to the Loan Documents shall be addressed as follows:

SIR SPRING CREEK, LLC

c/o Steadfast Asset Holdings, Inc.

18100 Von Karman Ave., Suite 500

Irvine, California 92612

Attn: Tim Middleton

With a copy to:

Garrett DeFrenza Stiepel Ryder LLP

3200 Bristol Street, Suite 850

Costa Mesa, California 92626

Attn: Marcello F. De Frenza, Esq.

15.	Integration; Interpretation. The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the Parties with respect to the matters contemplated herein and supersede all prior negotiations. The Assumed Loan Documents shall not be further modified except by written instrument executed by Noteholder and Assumptor. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

16.	Successors and Assigns. This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the Parties but subject to all prohibitions of transfers contained in any of the Loan Documents.

17.	Attorneys’ Fees; Enforcement. If any attorney is engaged by Noteholder to enforce, construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

18.	Additional Transfers. Notwithstanding Noteholder’s consent to the Transfer, Assumptor understands and agrees that such consent will in no way limit or operate as a waiver of Noteholder’s continuing rights with respect to future transfers under the provisions of the Security Instrument.

19.	Deferred Maintenance. Assumptor covenants and agrees that it will, within 90 days of the Closing Date, repair or cause to have repaired, in a good and workmanlike manner, all items listed as deferred maintenance on Servicer’s Standard Inspection Form dated January 12, 2012 (the “Deferred Maintenance”). Assumptor further covenants and agrees that should such items of Deferred Maintenance not be repaired as provided herein, that an immediate Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Assumed Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Rate.

20.	Subordination of Rights of Borrower and Assumptor.

(a)	Any indebtedness of Borrower to Assumptor, or of Assumptor to Borrower, now or existing after the date of this Agreement, together with any interest on such debt, is subordinated to any indebtedness of Borrower or Assumptor to Noteholder under the Loan Documents or the Assumed Loan Documents, as applicable.

(b)

Any collection or receipts with respect to any such indebtedness of Borrower to Assumptor, or of Assumptor to Borrower, will be collected, enforced and received by Assumptor or Borrower (as applicable) in trust for the benefit of Noteholder, and will be paid over to Noteholder on account of the indebtedness of Borrower and Assumptor to Noteholder, but without impairing or affecting in any manner the liability of Borrower or Assumptor under the other provisions of the Loan Documents or the Assumed Loan Documents, as applicable, and this Agreement.

(c)	Notwithstanding the provisions of Section 20(b), until the occurrence of an Event of Default under the Security Instrument, Borrower or Assumptor (as applicable) will be entitled to retain for its own account all payments made on account of the principal of and interest on any such indebtedness; provided no such payment is made more than ten (10) days in advance of the due date.

21.	Loan Document Modifications. The following modifications are hereby made to the Loan Documents:

(a)	From and after the date hereof, all references to the defined term “Loan Documents” in any of the Assumed Loan Documents (and any documents executed concurrently with this Agreement) shall be deemed to mean, collectively, (i) this Assumption Agreement, (ii) the Note, the Security Instrument, the County UCC and the State UCC, in each case as modified hereby, (iii) the Replacement Reserve Agreement, (iv) the O&M Agreement, (v) the replacement Assignment of Management Agreement, (vi) the new Guaranty, and (vii) any UCC-1 financing statements filed or recorded in connection herewith.

(b)	From and after the date hereof, all references to the defined terms “Note” and “Security Instrument”, in any of the Loan Documents shall be deemed to mean such document as modified hereby.

(c)	Effective as of the Effective Date, the Security Instrument is hereby amended as follows:

(i)	The introductory paragraph is hereby amended to restate the notice addresses as follows:

Lender:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
for the registered holders of J.P. MORGAN CHASE
COMMERCIAL MORTGAGE SECURITIES CORP.,
MULTIFAMILY MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2011-K702, whose address
is c/o Wells Fargo Bank, N.A., Commercial Mortgage
Servicing, 1901 Harrison Street, 7th Floor, Oakland,
California 94612, Attn: Asset Manager

Borrower:	SIR SPRING CREEK, LLC, a Delaware limited
liability company, whose address is c/o Steadfast Asset
Holdings, Inc., 18100 Von Karman Ave., Suite 500,
Irvine, California 92612

(ii)	Section 1(ttt) is hereby amended and restated as follows: “Property Manager” means Steadfast Management Company, Inc., a California corporation.

(iii)	Excluding only Section II.1 thereof (which added a new subsection (i) to Section 17 of the Security Instrument), Exhibit B is deleted in its entirety.

(iv)	Section 33(b)(xxiv) is deleted in its entirety.

(d)	Effective as of the Effective Date, the Note is hereby amended as follows:

(i)	By deleting Section I (Recycled Provisions) of Exhibit A to the Note.

22.	Further Documents, Etc. The Borrower Parties each hereby agree to execute and deliver to Noteholder, and authorize the filing and/or recording by Noteholder of, any and all further documents and instruments required by Noteholder to effectuate the transaction contemplated by this Assumption Agreement, to create, perfect and/or modify the liens and security interests granted to Noteholder under the Loan Documents and/or to give effect to the terms and provisions of this Assumption Agreement, including, without limitation, appropriate UCC financing statements or amendments.

23.	Miscellaneous.

(a)

This Assumption Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the Security Instrument. In any action brought or arising out of this Assumption Agreement, Borrower and Assumptor, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents. Time is of the essence of each term of the Loan Documents, including this Assumption Agreement. If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof. This Assumption Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(b)	Notwithstanding anything to the contrary herein, this Assumption Agreement is subject to the provisions of Section 9(a) of the Note as if such provisions were set forth at length herein.

(c)	Assumptor acknowledges that in connection with the transactions contemplated by this Assumption Agreement it has not relied on any representations by Noteholder or any loan servicer regarding the Property, the title thereto or any other matter.

24.	Counterparts. This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[Remainder of Page Intentionally Left Blank. Signatures Begin on Next Page.]

IN WITNESS WHEREOF, the Parties have caused this Assumption Agreement to be duly executed as of the date first above written.

NOTEHOLDER:

U.S. BANK NATIONAL ASSOCIATION, as Trustee for the registered holders of J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-K702

By:	Wells Fargo Bank, N.A., solely in its capacity as Master Servicer, as authorized pursuant to that Pooling and Servicing Agreement dated June 1, 2011

	By:	/s/ Denil Barber
	Name:	Denil Barber
	Title:	Assistant Vice President

Signature Page to Assumption Agreement

IN WITNESS WHEREOF, the Parties have caused this Assumption Agreement to be duly executed as of the date first above written.

BORROWER:

WC/TP SPRING CREEK, LLC, a Delaware limited liability company

By:	WillMax Spring Creek LLC, a Texas limited liability company, its Managing Member

	By:	/s/ John A. Wensinger
	Name:	John A. Wensinger
	Title:	Manager

ORIGINAL GUARANTOR:

/s/ John A. Wensinger JOHN A. WENSINGER, an individual

Signature Page to Assumption Agreement

IN WITNESS WHEREOF, the Parties have caused this Assumption Agreement to be duly executed as of the date first above written.

ASSUMPTOR:

SIR SPRING CREEK, LLC, a Delaware limited liability company

By:	Steadfast Income Advisor, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Ana Marie del Rio
	Name:	Ana Marie del Rio
	Title:	Secretary

NEW GUARANTOR:

STEADFAST INCOME REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STEADFAST INCOME REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Ana Marie del Rio
	Name:	Ana Marie del Rio
	Title:	Secretary

STEADFAST INCOME REIT, INC., a Maryland corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Title:	Secretary

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF NOTEHOLDER

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF	)

On March     , 2012, before me,                             , the undersigned Notary Public in and for said County and State, personally appeared                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

ACKNOWLEDGMENT OF BORROWER

STATE OF	)
	)	ss
COUNTY OF	)

On this the      day of March, 2012, before me, the undersigned Notary Public, personally appeared                             ,                              of                             , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

ACKNOWLEDGMENT OF ORIGINAL GUARANTOR

STATE OF	)
	)	ss
COUNTY OF	)

On this the      day of March, 2012, before me, the undersigned Notary Public, personally appeared                             , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

ACKNOWLEDGMENT OF ASSUMPTOR

STATE OF	)
	)	ss
COUNTY OF	)

On this the      day of March, 2012, before me, the undersigned Notary Public, personally appeared                              for                             , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

SEE LOOSE CERTIFICATE ATTACHED

Loose Acknowledgement Certificate of Assumptor

CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA	)
ss
County of ORANGE	)

On March 7, 2012, before me, Mona Salama, Notary Public, personally appeared Ana Marie del Rio, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
/s/ Mona Salama
Signature of Notary Public

ACKNOWLEDGMENT OF NEW GUARANTOR

STATE OF	)
	)	ss
COUNTY OF	)

On this the      day of March, 2012, before me, the undersigned Notary Public, personally appeared                             , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

SEE LOOSE CERTIFICATE ATTACHED

ACKNOWLEDGMENT OF NEW GUARANTOR

STATE OF	)
	)	ss
COUNTY OF	)

On this the      day of March, 2012, before me, the undersigned Notary Public, personally appeared                             , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

SEE LOOSE CERTIFICATE ATTACHED

Loose Acknowledgement Certificate of New Guarantor

Steadfast Income REIT Operating Partnership, L.P.

CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA	)
ss
County of ORANGE	)

On March 7, 2012, before me, Mona Salama, Notary Public, personally appeared Ana Marie del Rio, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
/s/ Mona Salama
Signature of Notary Public

Loose Acknowledgement Certificate of New Guarantor

Steadfast Income REIT, Inc.

CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA	)
ss
County of ORANGE	)

On March 7, 2012, before me, Mona Salama, Notary Public, personally appeared Ana Marie del Rio, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
/s/ Mona Salama
Signature of Notary Public

EXHIBIT A

TO ASSUMPTION AGREEMENT

PREPARED BY AND	)
WHEN RECORDED	)
MAIL TO:	)

Harold A. Hagen, Esq.	)
Bryan Cave LLP	)
333 Market Street, 25th Floor	)
San Francisco, CA 94105)

MEMORANDUM OF ASSUMPTION AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as Trustee for the registered holders of J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-K702, with a mailing address c/o Wells Fargo Bank, N.A., Commercial Mortgage Servicing, 1901 Harrison Street, 7th Floor, Oakland, California 94612 (“Noteholder”) WC/TP SPRING CREEK, LLC, a Delaware limited liability company, with a mailing address at c/o WillMax Capital Inc., 8111 Preston Road, Suite 320, Dallas, Texas 75225 (“Borrower”), JOHN A. WENSINGER, an individual, with a mailing address at c/o WillMax Capital Inc., 8111 Preston Road, Suite 320, Dallas, Texas 75225 (“Original Guarantor”), SIR SPRING CREEK, LLC, a Delaware limited liability company, with a mailing address at c/o Steadfast Asset Holdings, Inc., 18100 Von Karman Ave., Suite 500, Irvine, California 92612 (“Assumptor”), and STEADFAST INCOME REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“OP”) and STEADFAST INCOME REIT, INC., a Maryland corporation (“SIR” and, together with OP, jointly and severally, “New Guarantor”), each with a mailing address at c/o Steadfast Asset Holdings, Inc., 18100 Von Karman Ave., Suite 500, Irvine, California 92612, are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith (“Assumption Agreement”). The undersigned parties agree that all obligations under that certain Multifamily Note - CME (“Note”) dated January 31, 2011, in the original principal amount of Fourteen Million One Hundred Thousand and no/100 Dollars ($14,100,000.00), and secured by that certain Multifamily Mortgage, Assignment of Rents and Security Agreement (Oklahoma) (“Security Instrument”) executed by Borrower for the benefit of Holliday Fenoglio Fowler, L.P., a Texas limited partnership (“Original Lender”) and recorded on January 31, 2011, in Book 11562 at Page 1719 with the County Clerk of Oklahoma County, State of Oklahoma (“Official Records”), the Original Lender’s interest under which was assigned to the Federal Home Loan Mortgage Corporation, a corporation organized and existing under the laws of the United States (“Freddie Mac”), by instrument recorded on January 31, 2011, in Book 11562 at Page 1831 in said Official Records, and thereafter assigned by Freddie Mac to Noteholder by instrument recorded on July 5, 2011, in Book 11667 at Page 986 in said Official Records; and all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on EXHIBIT A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement. The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

Dated: March     , 2012

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